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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                               -------------------

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of report (Date of earliest event reported):  February 7, 1997




                     CHARTER COMMUNICATIONS SOUTHEAST, L.P.
              CHARTER COMMUNICATIONS SOUTHEAST CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)


                                                             43-1740131
                   333-3772                                  43-1722376
                   --------                                  ----------
           Commission File Number                        (I.R.S. Employer
                                                         Identification No.)


   12444 Powerscourt Drive #400
   St. Louis, Missouri                                     63131
   ----------------------------------------                -----
   (Address of Principal Executive Offices)                (Zip Code)

   (Registrant's telephone number, including area code)    (314) 965-0555





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On August 6, 1996, Charter Communications II, L.P., (CC-II), a wholly owned subsidiary of Charter Communications Southeast, L.P., entered into a purchase agreement (the "Agreement") with Prime Cable of Hickory, L.P., (Prime) providing for the sale of Prime's cable television system serving areas in and around Hickory, North Carolina (the "Hickory System"). Per the agreement, the purchase price of the Hickory System was to be $68,000,000, subject to customary closing adjustments as provided by the Agreement.

On February 7, 1997, CC-II completed the acquisition of the Hickory Systems from Prime for approximately $68,123,000, including closing adjustments. The Hickory System consists of approximately 1,140 miles of cable plant passing approximately 54,700 homes. At closing, the Hickory System served approximately 35,400 basic customers subscribing to approximately 16,300 premium service subscriptions.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Pursuant to the instructions regarding financial statements as outlined by
Article 3 of Regulation S-X, no financial statements are required to be provided for this transaction.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Charter Communications Southeast, L.P.
                                         --------------------------------------
                                                      (Registrant)

                                         By: Charter Communications Southeast
                                             Properties, its general partner
                                             ----------------------------------

Date:  February 21, 1997                 By: /s/ Ralph G. Kelly
                                             ----------------------------------
                                             Ralph G. Kelly,
                                             Senior Vice President-Treasurer

                                         Charter Communications Southeast
                                         Capital Corporation
                                         --------------------------------------
                                                      (Registrant)

Date:  February 21, 1997                 By: /s/ Ralph G. Kelly
                                             ----------------------------------
                                             Ralph G. Kelly,
                                             Senior Vice President-Treasurer